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OpenSRS Contract Fax Cover Sheet

Please use this as your cover page when you fax in your OpenSRS contract. Before faxing the contract to OpenSRS, please be sure that you have:

Signed up to be an OpenSRS Reseller at:

https://horizon.opensrs.net/~vpop/subscribe/

Completely reviewed the contract, providing all necessary information, namely:

Date and company information on Page 2

Address and contact information on Page 15-16

Signature and date on Page 15-16

Please provide the information below:

Company Name: MEDIA888, INC.

Web site URL:http://www.LINK888.COM

OpenSRS Username:* KYEH

OpenSRS Reference Number:* 8675

*obtained after you've signed up online

(i) Please fax your completed OpenSRS contract to: 416-531-2516

Thanks,

Team OpenSRS

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REGISTRATION SERVICE PROVIDER AGREEMENT

This Reselling Agreement (the "Agreement") is dated as of August 2, 2000 ("Effective

Date") by and between:

TUCOWS Inc.

535 5 th Avenue

New York, New York

10017 ("TUCOWS")

and

MEDIA888, INC.

9420 Telstar Avenue, Suite #211

El Monte, California

91731 (the "RSP").

(TUCOWS and the RSP may be referred to individually as a "Party" and collectively as the "Parties.")

WHEREAS, the Internet Corporation for Assigned Names and Numbers, a California non-profit corporation ("ICANN"), has been empowered by the United States federal government to oversee the evolution of the Internet by instituting principles of open competition;

WHEREAS, Network Solutions, Inc., a Delaware corporation ("NSI"), presently maintains certain internet TLD servers and zone files associated with the top-level domains .com, .org and .net (the "NSI Registry");

WHEREAS, TUCOWS has been granted the right to act as an ICANN-accredited registrar and provide Internet domain name registration services for second-level domain names within the .com, .org and .net top-level domains pursuant to a Registrar Accreditation Agreement, dated June 25, 1999 between TUCOWS and ICANN (the "ICANN Agreement"), and pursuant to a Registrar License and Agreement between TUCOWS and NSI (the "NSI Agreement");

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WHEREAS, the RSP intends to establish the right to initiate the registration of second-level domain names in the multiple registrar system operated by NSI (the "NSI System") through the OpenSRS (as defined below) for the .com, .org and .net TLDs;

NOW, THEREFORE, for and in consideration of the mutual promises, benefits and covenants contained herein and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, TUCOWS and the RSP, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS

(a) "Communications" refers to date and time, and the content, of all registration data (including updates), all written communications constituting registration applications, confirmations, modifications, or terminations and related correspondence with actual Customers, including registration contracts accounts of all Customers with Registrar, including dates and amounts of all payments and refunds.

(b) "Confidential Information" means the Software, the API and all other related data, information, protocols, reference implementation and documentation, and functional and interface specifications, provided by TUCOWS to the RSP under this Agreement.

(c) "Customer" means the SLD owner.

(d) "DNS" means Internet domain name system.

(e) "SLD" refers to a second-level domain of the DNS.

(f) "OpenSRS" means the multiple-registrar shared registration system developed by TUCOWS for the facilitation of the registration of internet domain names for TLDs for which TUCOWS acts as a registrar.

(g) "TLD" means the top-level domain of the DNS.

(h) "Registrar" means party facilitating the registration of domain names.

(i) "Registry" means party maintaining a list of registered domain names.

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2. OBLIGATIONS OF THE PARTIES

2.1 Throughout the Term of this Agreement, TUCOWS shall operate the OpenSRS and provide the RSP with access to the OpenSRS, enabling the RSP to transmit domain name registration information for .com, .org and .net TLDs (and such additional TLDs, if any, with respect to which TUCOWS may act as Registrar or Registry during the Term of this Agreement) to the OpenSRS according to technical specifications provided by TUCOWS. TUCOWS shall maintain a module within the OpenSRS as an interface with the NSI System pursuant to the terms of the NSI Agreement.

2.2 TUCOWS shall provide to the RSP, at the election of the RSP, reference client software (the "Software"), and a set of technical specifications making up the Application Program Interface (the "API"), either of which will enable the RSP to develop its system to facilitate the registration of second-level domain names using the OpenSRS for the .com, .org and .net TLDs.

2.3 The RSP shall be responsible for providing customer service, billing and technical support, and customer interface to accept Customer orders.

2.4 As part of its registration of all SLD registrations in the .com, .net, and .org TLDs during the Term of this Agreement, the RSP shall submit all data elements as specified in the interface to the OpenSRS using the appropriate TUCOWS protocols. The RSP acknowledges and agrees that the RSP shall have no right, title or interest in and to the data elements consisting of the SLD name registered, the IP addresses of nameservers, and the identity of the registering registrar for propagation of and the provision of authorized access to the TLD zone files.

2.5 The RSP acknowledges and agrees that each Customer must agree to be bound by the terms and conditions of the TUCOWS registration agreement in the form attached hereto as Appendix A, or such other registration agreement as TUCOWS shall post on its web site from time to time. The RSP may require registrants using its services to agree to additional terms and conditions, provided that such terms and conditions do not conflict in any manner with the provisions of the then current TUCOWS registration agreement.

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2.6 The RSP shall develop and employ in its domain name registration business all necessary technology and restrictions to ensure that its connection to the OpenSRS, and all transmissions between the RSP, Customers or prospective customers and the OpenSRS that are initiated for the purpose of creating, deleting or modifying data within the TUCOWS data base or the NSI data base are secure. Each such transmission shall be authenticated and encrypted using such protocol as may be prescribed by TUCOWS. The Reseller shall authenticate every connection with the OpenSRS using its password, which it shall disclose only to its employees with a need to know. The RSP shall notify TUCOWS within four hours of learning that its key has been compromised in any way.

2.7 The RSP shall utilize in its domain name registration business domain name lookup capability as mandated by TUCOWS from time to time to determine if a requested domain name is available or currently unavailable for registration.

2.8 The RSP shall assist, when requested by TUCOWS, in the facilitation of transfers of SLD registrations from another registrar to TUCOWS and vice versa pursuant to Appendix B of NSI's policy on Changes in Sponsoring Registrar by Customers as found at http://www.opensrs.org/NSIRLA-110499.pdf. The RSP has read such policy and shall be bound by the provisions thereof, and any future amendments thereto. The RSP shall not interfere in any manner with any such transfers.

2.9 The RSP acknowledges that in the event of any dispute concerning the time of the entry of a domain name registration into the NSI Registry database, the time shown in the NSI Registry records shall control.

2.10 The RSP shall comply with all other terms or conditions established by TUCOWS or ICANN from time to time to assure sound operation of the OpenSRS upon TUCOWS' notification to the RSP of the establishment of those terms and conditions. Further, the RSP shall comply with all other terms or conditions established by NSI from time to time in a non-arbitrary manner and applicable to all registrars, including NSI, and consistent with NSI's Cooperative Agreement with the United States Government, upon NSI's notification to TUCOWS of the establishment of those terms and conditions.

2.11 The RSP shall employ all necessary employees, contractors, or agents with sufficient technical training and experience to respond to and fix all technical problems concerning the use of the OpenSRS, the Software, and the API in conjunction with the RSP's systems. The RSP agrees that in the event of significant degradation of the OpenSRS, or at any time deemed necessary by TUCOWS, TUCOWS may, in its sole discretion, temporarily suspend access to the OpenSRS.

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2.12 The RSP shall comply with all policies of TUCOWS or ICANN that may be established from time to time regarding the use of the OpenSRS to facilitate the registration of second-level domain names or related matters. The RSP shall comply with the policies of NSI that will be applicable to all NSI registrars and that will prohibit the registration of certain domain names in the .com, .org and .net TLDs that are not allowed by NSI to be registered in the NSI Registry.

2.13 The RSP shall forward copies of all Communications with the Customer to TUCOWS.

3. LICENSE

3.1 License Grant. Subject to the terms and conditions of this Agreement, TUCOWS hereby grants the RSP and the RSP accepts a non-exclusive, worldwide limited license to use the Software and a non-exclusive, non-transferable, worldwide limited license to use the API. The Software and the API will enable the RSP to use the OpenSRS to facilitate the registration of domain names by TUCOWS on behalf of its Customers.

3.2 Limitations on Use. The use of OpenSRS software shall be governed by the GNU General Public License as contained in Appendix B.

3.3 TUCOWS may from time to time make modifications to the Software and the API licensed hereunder that will enhance functionality or otherwise improve the OpenSRS.

4. SUPPORT SERVICES

4.1 During the Term of this Agreement, TUCOWS shall (i) maintain a web site containing technical information related to the OpenSRS and (ii) maintain and make postings to an SRS technical e-mail list.

5. FEES

5.1 The RSP shall pay to TUCOWS the non-refundable amounts set forth on Appendix C hereto with respect to each domain name registration or re-registration (collectively, the "Registration Fees") registered by the RSP, through the OpenSRS, in the NSI System in the .com, .net and .org TLDs. TUCOWS reserves the right to adjust the Registration Fees upon notice to the RSP.

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5.2 If a Customer transfers its domain name registration to the RSP's account from a non-TUCOWS registrar's account, The RSP shall pay TUCOWS the applicable registration Fee as defined in Appendix C, and pursuant to the NSI Change in Registrar Policy. The domain name must be registered for a minimum of another one year period. The additional period for which the Fee is paid will be added to the existing registration period.

6. INVOICING

6.1 Prior to registering any domain names through OpenSRS, The RSP shall purchase Reselling Credit Units ("RCUs") from TUCOWS. Each RCU shall be purchased at a price equal to ten dollars. As domain names are registered by the RSP through the OpenSRS, the RSP's account balance shall be reduced pursuant to the Fees section (Section 5) of this agreement. TUCOWS shall maintain a record of the RSPs RCU account balance, which shall be accessible by the RSP. If the RSP's RCU account balance is fully depleted at any time, the RSP shall not be permitted to register any further domain names through OpenSRS until such time as the RSP's account balance is restored.

6.2 TUCOWS reserves the right to require minimum order levels and to modify those minimums from time to time. Such minimums shall be available on the OPENSRS website (opensrs.org)

6.3 Payment may be submitted by the RSP to TUCOWS:

(a) Via wire transfer to:

HSBC Bank USA, New York, N.Y.

SWIFT: MRMDUS33

Pay to HSBC Canada - A/C 000-050881

For Account: 362 -003 -068 -070

Beneficiary: Tucows.com Co.

The RSP agrees that all wire transfer charges will be the reponsibility of the remitter.

(b) Via Check made payable to Tucows.com Co. and delivered to:

Tucows Inc.

96 Mowat Avenue

Toronto, Ontario

Canada

M6K 3M1

(c) Via Credit Card by submitting a signed copy of the form made available for such purpose on the OpenSRS website (www.opensrs.org).

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7. CONFIDENTIALITY

7.1 Use of Confidential Information. The Parties' use and disclosure of Confidential Information disclosed hereunder are subject to the following terms and conditions:

(a) With respect to the Confidential Information, the RSP agrees that:

(i) The RSP shall treat as strictly confidential, and use all reasonable efforts to preserve the secrecy and confidentiality of, all Confidential Information received from TUCOWS, including implementing reasonable physical security measures and operating procedures; and

(ii) The RSP shall make no disclosures whatsoever of any Confidential Information to others, provided however, that if the RSP is a corporation, partnership, or similar entity, disclosure is permitted to the RSP's officers and employees who have a demonstrable need to know such Confidential Information, provided the RSP shall advise such personnel of the confidential nature of the Confidential Information and of the procedures required to maintain the confidentiality thereof.

(b) The obligations set forth in this Section 7 shall be continuing, provided, however, that this Section 7 imposes no obligation upon the RSP with respect to information that:

(i) is disclosed with TUCOWS' prior written approval; or

(ii) is or has entered the public domain in its integrated and aggregated form through no fault of the receiving party; or

(iii) is known by the receiving party prior to the time of disclosure in its integrated and aggregated form; or

(iv) is independently developed by the receiving party without use of the Confidential Information; or

(v) is made generally available by TUCOWS without restriction on disclosure.

(c) In the event of any termination of this Agreement, all Confidential Information in the RSP's possession shall be immediately returned to TUCOWS; the RSP shall provide full voluntary disclosure to TUCOWS of any and all unauthorized disclosures and/or unauthorized uses of any Confidential Information; and the obligations of this Section 7.1 shall survive such termination and remain in full force and effect.

(d) The RSP agrees that TUCOWS shall be entitled to seek all available legal and equitable remedies for the breach by the RSP of this Section 7.

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8. TERM OF AGREEMENT

8.1 The term of this Agreement shall be one year from the Effective Date and will automatically renew for successive one (1) year renewal terms (each a "Renewal Term" and cumulatively the "Term"); provided, however, that if the NSI Agreement is modified or amended in any manner, this Agreement will be modified or amended accordingly. The Term shall continue until the earlier to occur of the following: (i) the Agreement is terminated as provided herein, (ii) The RSP elects not to renew at the end of the Initial Term or any Renewal Term, (iii) TUCOWS ceases to operate as a registrar or (iv) NSI ceases to operate as the registry for the .com, .org and .net TLDs. In the event that at any time during the Term hereof the NSI Agreement is amended or revised, The RSP shall execute an amendment to or revision of this Agreement consistent with such amendments or revisions to the NSI Agreement.

8.2 Registration Following Termination. Upon expiration or termination of this Agreement, TUCOWS will complete the registration of all domain names processed by the RSP prior to the date of such expiration or termination, provided that the RSP's account with TUCOWS is in goodstanding.

8.3 Termination For Cause. In the event that either Party (or, in the case of the RSP, an agent of the RSP) materially breaches any term of this Agreement, including any of its representations, warranties, covenants and agreements hereunder, and such breach is not cured within thirty calendar days after written notice thereof is given by the other Party, then the non-breaching Party may, by giving written notice thereof to the other Party, terminate this Agreement as of the date specified in such notice of termination. Further, in addition to the foregoing rights of termination, in the event that TUCOWS, in its reasonable discretion, determines that the RSP has breached any provision of this Agreement, is in violation of any OpenSRS policy or regulation as amended from time to time, or is engaging in conduct that breaches or may put TUCOWS in breach of any ICANN regulations or third party agreements with respect to the registration of domain names, TUCOWS shall have the right to suspend the RSP's access to the OpenSRS pending the cure of such breach to the reasonable satisfaction of TUCOWS.

8.4 Termination by the RSP. The RSP may terminate this Agreement at any time by giving TUCOWS thirty (30) days written notice of termination.

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8.5 Bankruptcy. Either Party may terminate this Agreement if the other Party is adjudged insolvent or bankrupt, or if proceedings are instituted by or against a Party seeking relief, reorganization or arrangement under any laws relating to insolvency, or seeking any assignment for the benefit of creditors, or seeking the appointment of a receiver, liquidator or trustee of a Party's property or assets or the liquidation, dissolution or winding up of a Party's business.

9. INDEMNIFICATION

9.1 The RSP, at its own expense, will indemnify, defend and hold harmless TUCOWS and its employees, directors, officers, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against TUCOWS based on or arising from any claim or alleged claim: (i) relating to any product or service of the RSP; (ii) relating to any agreement, including TUCOWS' dispute policy, with any Customer of the RSP; or (iii) relating to the RSP's domain name registration business, including, but not limited to, the RSP's advertising, domain name application process, systems and other processes, fees charged, billing practices and customer service; provided, however, that in any such case: (a) TUCOWS provides the RSP with prompt notice of any such claim, and (b) upon the RSP's written request, TUCOWS will provide to the RSP all available information and assistance reasonably necessary for the RSP to defend such claim, provided that the RSP reimburses TUCOWS for its actual and reasonable costs. The RSP will not enter into any settlement or compromise of any such indemnifiable claim without TUCOWS' prior written consent, which consent shall not be unreasonably withheld. The RSP will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by TUCOWS in connection with or arising from any such indemnifiable claim, suit, action or proceeding.

9.2 The RSP, at its own expense, will indemnify, defend and hold harmless NSI and its employees, directors, officers, representatives, agents and affiliates, against any claim, suit, action, or other proceeding brought against NSI or any affiliate of NSI based on or arising from any claim or alleged claim: (i) relating to any product or service of the RSP; (ii) relating to any agreement, including TUCOWS's dispute policy, with any Customer of the RSP; or (iii) relating to the RSP's domain name registration business, including, but not limited to, the RSP's advertising, domain name application process, systems and other processes, fees charged, billing practices and customer service; provided, however,

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that in any such case: (a) NSI provides the RSP with prompt notice of any such claim, and (b) upon the RSP's written request, NSI will provide to the RSP all available information and assistance reasonably necessary for the RSP to defend such claim, provided that the RSP reimburses NSI for its actual and reasonable costs. The RSP will not enter into any settlement or compromise of any such indemnifiable claim without NSI's prior written consent, which consent shall not be unreasonably withheld. The RSP will pay any and all costs, damages, and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by NSI in connection with or arising from any such indemnifiable claim, suit, action or proceeding.

10. REPRESENTATIONS AND WARRANTIES

10.1 The RSP hereby represents and warrants to TUCOWS as follows:

(a) This Agreement has been duly and validly executed and delivered and constitutes a legal, valid, and binding obligation, enforceable against the RSP in accordance with its terms;

(b) The execution, delivery, and performance of this Agreement and the consummation by the RSP of the transactions contemplated hereby will not, with or without the giving of notice, the lapse of time, or both, conflict with or violate:

(i) any provision of law, rule, or regulation,

(ii) any order, judgement, or decree,

(iii) any provision of corporate by-laws or constating documents, or

(iv) any agreement or other instrument;

(c) No consent, approval, or authorisation of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made in connection with the execution, delivery, and performance of this Agreement or the taking of any other action contemplated hereby; and

(d) There is no pending or, to the best of the RSP's knowledge, threatened claim, action, or proceeding against the RSP, or any affiliate of the RSP, with respect to the execution, delivery, or consummation of this Agreement, or with respect to RSP's trademarks, and, to the best of the RSP's knowledge, there is no basis for any such claim, action, or proceeding.

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10.2 TUCOWS hereby represents and Warrants to the RSP as follows:

(a) This Agreement has been duly and validly executed and delivered and constitutes a legal, valid, and binding obligation, enforceable against TUCOWS in accordance with its terms;

(b) The execution, delivery, and performance of this Agreement and the consummation by TUCOWS of the transactions contemplated hereby will not, with or without the giving of notice, the lapse of time, or both, conflict with or violate:

(i) any provision of law, rule, or regulation,

(ii) any order, judgment, or

decree,

(iii) any provision of corporate by-laws or constating documents, or

(iv) any agreement or other instrument;

(c) No consent, approval, or authorization of, or exemption by, or filing with, any governmental authority or any third party is required to be obtained or made in connection with the execution, delivery, and performance of this Agreement or the taking of any other action contemplated hereby; and

(d) There is no pending or, to the best of TUCOWS knowledge, threatened claim, action, or proceeding against TUCOWS, or any affiliate of TUCOWS, with respect to the execution, delivery, or consummation of this Agreement, or with respect to TUCOWS' trademarks, and, to the best of TUCOWS' knowledge, there is no basis for any such claim, action, or proceeding.

11. MISCELLANEOUS

11.1 Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

11.2 All references in this Agreement to dollars are expressed in US currency.

11.3 There are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement, except as specifically set forth herein.

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11.4 No waiver of any of the provisions of this Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a waiver or continuing waiver unless otherwise expressly provided in writing.

11.5 The Parties shall attempt to resolve any disputes between them prior to resorting to litigation. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein without reference to rules governing choice of laws. Any action relating to this Agreement must be brought in the provincial courts located in Toronto, Ontario, Canada.

11.6 This Agreement shall enure to the benefit of and be binding upon TUCOWS and the RSP as well as all respective successors and permitted assigns.

11.7 Survival. In the event of termination of this Agreement for any reason, Sections 2.5, 2.10, 3.2, 5.1, 7, 9.1, 10, 11.4, 11.5, 11.6, 11.15, 11.16, 11.17, and 11.18 shall survive. Neither Party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms but each Party shall be liable for any damage arising from any breach by it of this Agreement.

11.8 This Agreement does not provide and shall not be construed to provide third parties (i.e., non-parties to this Agreement), including any Customer, with any remedy, claim, cause of action or privilege. Nothing in this Agreement shall be construed as creating an employer-employee relationship, a partnership or a joint venture between the Parties. The RSP is an agent of TUCOWS for the purpose of reselling domain names in accordance with the terms of this Agreement. The RSP is not an agent of TUCOWS for any other purpose.

11.9 Force Majeure. Neither Party shall be responsible for any failure to perform any obligation or provide service hereunder because of any Act of God, strike, work stoppage, governmental acts or directives, war, riot or civil commotion, equipment or facilities shortages which are being experienced by providers of telecommunications services generally, or other similar force beyond such Party's reasonable control.

11.10 Further Assurances. Each Party hereto shall execute and/or cause to be delivered to each other Party hereto such instruments and other documents, and shall take such other actions, as such other Party may reasonably request for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

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11.11 Amendments. During the period of this Agreement, RSP agrees that TUCOWS may: (1) revise the terms and conditions of this Agreement; and (2) change the services provided under this Agreement. Any such revision or change will be binding and effective immediately on posting of the revised Agreement or change to the service(s) on TUCOWS web site, or on notification to RSP by e-mail or regular mail as per the Notices section of this agreement. RSP agrees to review our web site, including the Agreement, periodically to be aware of any such revisions. If RSP does not agree with any revision to the Agreement, RSP may terminate this Agreement by providing TUCOWS with notice by e-mail or regular mail within 30 days of notification of the revisions as per the Notices section of this agreement. Notice of termination by RSP will be effective on receipt and processing by TUCOWS. RSP agrees that, by continuing to use OpenSRS following notice of any revision to this Agreement or change in service(s), RSP shall abide by any such revisions or changes.

11.12 Attorneys' Fees. If any legal action or other legal proceeding (including arbitration) relating to the performance under this Agreement or the enforcement of any provision of this Agreement is brought against any Party hereto, the prevailing Party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing Party may be entitled).

11.13 Assignment/Sublicense. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of and be binding upon, the successors and assigns of the Parties; provided, however, that any such successor or assign be permitted pursuant to the Articles, Bylaws or policies of TUCOWS. The RSP shall not assign, sublicense or transfer its rights or obligations under this Agreement to any third person without the prior written consent of TUCOWS.

11.14 Delays or Omissions; Waivers. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise or waiver of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

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11.15 Limitation of Liability. IN NO EVENT WILL TUCOWS BE LIABLE TO THE RSP FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES, OR ANY DAMAGES RESULTING FROM LOSS OF PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF TUCOWS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.16 Construction. The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

11.17 Intellectual Property. Subject to the provisions of this Agreement, each Party will continue to independently own its intellectual property, including all patents, trademarks, trade names, service marks, copyrights, trade secrets, proprietary processes and all other forms of intellectual property. Any improvements to existing intellectual property will continue to be owned by the Party already holding such intellectual property.

11.18 The Software is provided "as-is" and without any warranty of any kind. TUCOWS EXPRESSLY DISCLAIMS ALL WARRANTIES AND/OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY OR SATISFACTORY QUALITY AND FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT OF THIRD PARTY RIGHTS. TUCOWS DOES NOT WARRANT THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET THE RSP'S REQUIREMENTS, OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTERRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE SOFTWARE WILL BE CORRECTED. FURTHERMORE, TUCOWS NEITHER WARRANTS NOR MAKES ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE SOFTWARE OR RELATED DOCUMENTATION IN TERMS OF THEIR CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE. SHOULD THE SOFTWARE PROVE DEFECTIVE, THE RSP ASSUMES THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION.

11.19 Entire Agreement; Severability. This Agreement, which includes Appendix A, Appendix B, and Appendix C constitutes the entire agreement between the Parties concerning the subject matter hereof and supersedes any prior agreements, representations, statements, negotiations, understandings, proposals or undertakings, oral

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or written, with respect to the subject matter expressly set forth herein. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, each Party agrees that such provision shall be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby. If necessary to effect the intent of the Parties, the Parties shall negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language that reflects such intent as closely as possible.

11.20 The division of this Agreement into Sections, Subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be used in the construction or interpretation of this Agreement.

11.21 This agreement may be executed in counterparts.

12. NOTICE

12.1 Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service, by telecopier during business hours, or by electronic mail) to the address, telecopier number, or e-mail address set forth beneath the name of such Party below:

if to TUCOWS:

TUCOWS INC.

96 Mowat Avenue

Toronto, Ontario

M6K 3M1

Attention: Legal Affairs

Fax: +1 416 531-2516

e-mail: lhutz@tucows.com

if to the RSP: Any telecopier or electronic mail communication shall be deemed to have been validly and effectively given on the date of such communication, if such date is a business day and such delivery was made prior to 16:00 (Eastern Standard Time) and otherwise on the next business day. Any communication sent via regular mail shall be deemed to have been validly and effectively given 5 business days after the date of mailing.

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IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

TUCOWS INC.

By:

Name:

Title:

MEDIA888, INC. [THE RSP]

By:

Name:

Title:

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APPENDIX A

Form of Registration Agreement

Registration Agreement

1. AGREEMENT. In this Registration Agreement ("Agreement") "you" and "your" refer to each customer, "we", "us" and "our" refer to TUCOWS Inc. and "Services" refers to the domain name registration provided by us as offered through MEDIA888, INC., the Registration Service Provider ("RSP"). This Agreement explains our obligations to you, and explains your obligations to us for various Services.

2. SELECTION OF A DOMAIN NAME. You represent that, to the best of the your knowledge and belief, neither the registration of the SLD name nor the manner in which it is directly or indirectly used infringes the legal rights of a third party and that the Domain Name is not being registered for any unlawful purpose.

3. FEES. As consideration for the services you have selected, you agree to pay to us, or your repective RSP who remits payment to us on your behalf, the applicable service(s) fees. All fees payable hereunder are non-refundable. As further consideration for the Services, you agree to: (1) provide certain current, complete and accurate information about you as required by the registration process and (2) maintain and update this information as needed to keep it current, complete and accurate. All such information shall be referred to as account information ("Account Information"). You, by completing and submitting this Agreement represent that the statements in your application are true.

4. TERM. You agree that the Registration Agreement will remain in full force during the length of the term of your Domain Name Registration. Should you choose to renew or otherwise lengthen the term of your Domain Name Registration, then the term of this Registration Agreement will be extended accordingly. This Agreement will remain in full force during the length of the term of your Domain Name Registration as selected, recorded, and paid for upon registration of the Domain Name. Should you choose to renew or otherwise lengthen the term of your Domain Name Registration, then the term of this Registration Agreement will be extended accordingly. Should you transfer your domain name or should the domain name otherwise be transferred due to another Registrar, the terms and conditions of this contract shall cease and shall be replaced by the contractual terms in force for the purpose of registering domain names then in force between SLD holders and the new Registrar.

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5. MODIFICATIONS TO AGREEMENT. You agree, during the period of this Agreement, that we may: (1) revise the terms and conditions of this Agreement; and (2) change the services provided under this Agreement. Any such revision or change will be binding and effective immediately on posting of the revised Agreement or change to the service(s) on our web site, or on notification to you by e-mail or regular mail as per the Notices section of this agreement. You agree to review our web site, including the Agreement, periodically to be aware of any such revisions. If you do not agree with any revision to the Agreement, you may terminate this Agreement at any time by providing us with notice by e-mail or regular mail as per the Notices section of this agreement. Notice of your termination will be effective on receipt and processing by us. You agree that, by continuing to use the Services following notice of any revision to this Agreement or change in service(s), you shall abide by any such revisions or changes. You further agree to abide by the ICANN Uniform Dispute Resolution Policy ("Dispute Policy") as amended from time to time. You agree that, by maintaining the reservation or registration of your domain name after modifications to the Dispute Policy become effective, you have agreed to these modifications. You acknowledge that if you do not agree to any such modifications, you may request that your domain name be deleted from the domain name database.

6. MODIFICATIONS TO YOUR ACCOUNT. In order to change any of your account information with us, you must use your Account Identifier and Password that you selected when you opened your account with us. Please safeguard your Account Identifier and Password from any unauthorized use. In no event will we be liable for the unauthorized use or misuse of your Account Identifier or Password.

7. DOMAIN NAME DISPUTE POLICY. If you reserved or registered a domain name through us, or transferred a domain name to us from another registrar, you agree to be bound by the Dispute Policy which is incorporated herein and made a part of this Agreement by reference. The current version of the Dispute Policy may be found at http://www.opensrs.org/legal/udrp.html. Please take the time to familiarize yourself with this policy.

8. DOMAIN NAME DISPUTES. You agree that, if the registration or reservation of your domain name is challenged by a third party, you will be subject to the provisions specified in the Dispute Policy in effect at the time of the dispute. You agree that in the event a domain name dispute arises with any third party, you will indemnify and hold us harmless pursuant to the terms and conditions contained in the Dispute Policy. For any dispute, you agree to submit to the jurisdiction of the courts of The Province of Ontario.

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9. ICANN POLICY. You agree that your registration of the SLD name shall be subject to suspension, cancellation, or transfer pursuant to any ICANN-adopted policy, or pursuant to any registrar or registry procedure not inconsistent with an ICANN-adopted policy, (1) to correct mistakes by Registrar or the Registry in registering the name or (2) for the resolution of disputes concerning the SLD name.

10. AGENCY. Should you intend to license use of a domain name to a third party you shall nonetheless be the SLD holder of record and are therefore responsible for providing your own full contact information and for providing and updating accurate technical and administrative contact information adequate to facilitate timely resolution of any problems that arise in connection with the SLD. You shall accept liability for harm caused by wrongful use of the SLD, unless you promptly disclose the identity of the licensee to the party providing you reasonable evidence of actionable harm. You also represent that you have provided notice of the terms and conditions in this Agreement to the third party and that the third party agrees to the terms of Disclosure and Use of Registration Information (sections 18 and 19 of this Agreement).

11. ANNOUNCEMENTS. We and the RSP reserve the right to distribute information to you that is pertinent to the quality or operation of our services and those of our service partners. These announcements will be predominately informative in nature and may include notices describing changes, upgrades, new products or other information to add security or to enhance your identity on the Internet.

12. LIMITATION OF LIABILITY. You agree that our entire liability, and your exclusive remedy, with respect to any Services(s) provided under this Agreement and any breach of this Agreement is solely limited to the amount you paid for such Service(s). We and our contractors shall not be liable for any direct, indirect, incidental, special or consequential damages resulting from the use or inability to use any of the Services or for the cost of procurement of substitute services. Because some states do not allow the exclusion or limitation of liability for consequential or incidental damages, in such states, our liability is limited to the extent permitted by law. We disclaim any and all loss or liability resulting from, but not limited to: (1) loss or liability resulting from access delays or access interruptions; (2) loss or liability resulting from data non-delivery or data mis-delivery; (3) loss or liability resulting from acts of God; (4) loss or liability resulting from the unauthorized use or misuse of your account identifier or password; (5) loss or liability

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resulting from errors, omissions, or misstatements in any and all information or services(s) provided under this Agreement; (6) loss or liability resulting from the interruption of your Service. You agree that we will not be liable for any loss of registration and use of your domain name, or for interruption of business, or any indirect, special, incidental, or consequential damages of any kind (including lost profits) regardless of the form of action whether in contract, tort (including negligence), or otherwise, even if we have been advised of the possibility of such damages. In no event shall our maximum liability exceed five hundred ($500.00) dollars.

13. INDEMNITY. You agree to release, indemnify, and hold us, our contractors, agents, employees,officers, directors and affiliates harmless from all liabilities, claims and expenses, including without limitation Network Solutions, Inc., and the directors, officers, employees and agents of each of them, including attorney's fees, of third parties relating to or arising under this Agreement, the Services provided hereunder or your use of the Services, including without limitation infringement by you, or someone else using the Service with your computer, of any intellectual property or other proprietary right of any person or entity, or from the violation of any of our operating rules or policy relating to the service(s) provided. You also agree to release, indemnify and hold us harmless pursuant to the terms and conditions contained in the Dispute Policy. When we are threatened with suit by a third party, we may seek written assurances from you concerning your promise to indemnify us; your failure to provide those assurances may be considered by us to be a breach of your Agreement and may result in deactivation of your domain name.

14. TRANSFER OF OWNERSHIP. The person named as administrative contact at the time the controlling user name and password are secured shall be the owner of the domain name. You agree that prior to transferring ownership of your domain name to another person (the "Transferee") you shall require the Transferee to agree, in writing to be bound by all the terms and conditions of this Agreement. Your domain name will not be transferred until we receive such written assurances or other reasonable assurance that the Transferee has been bound by the contractual terms of this Agreement (such reasonable assurance as determined by us in our sole discretion) along with the applicable transfer fee. If the Transferee fails to be bound in a reasonable fashion (as determine by us in our sole discretion) to the terms and conditions in this Agreement, any such transfer will be null and void.

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15. BREACH. You agree that failure to abide by any provision of this Agreement, any operating rule or policy or the Dispute Policy provided by us, may be considered by us to be a material breach and that we may provide a written notice, describing the breach, to you. If within thirty (30) calendar days of the date of such notice, you fail to provide evidence, which is reasonably satisfactory to us, that you have not breached your obligations under the Agreement, then we may delete the registration or reservation of your domain name. Any such breach by you shall not be deemed to be excused simply because we did not act earlier in response to that, or any other breach by you.

16. NO GUARANTY. You agree that, by registration or reservation of your chosen domain name, such registration or reservation does not confer immunity from objection to either the registration, reservation, or use of the domain name.

17. DISCLAIMER OF WARRANTIES. You agree that your use of our Services is solely at your own risk. You agree that such Service(s) is provided on an "as is," "as available" basis. We expressly disclaim all warranties of any kind, whether express or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and non-infringement. We make no warranty that the Services will meet your requirements, or that the Service(s) will be uninterrupted, timely, secure, or error free; nor do we make any warranty as to the results that may be obtained from the use of the Service(s) or as to the accuracy or reliability of any information obtained through the Service or that defects in the Service will be corrected. You understand and agree that any material and/or data downloaded or otherwise obtained through the use of Service is done at your own discretion and risk and that you will be solely responsible for any damage to your computer system or loss of data that results from the download of such material and/or data. We make no warranty regarding any goods or services purchased or obtained through the Service or any transactions entered into through the Service. No advice or information, whether oral or written, obtained by you from us or through the Service shall create any warranty not expressly made herein.

18. INFORMATION. As part of the registration process, you are required to provide us certain information and to update us promptly as such information changes such that our records are current, complete and accurate. You are obliged to provide us the following information:

(i) Your name and postal address (or, if different, that of the domain name holder);

(ii) The domain name being registered;

(iii) The name, postal address, e-mail address, and voice and fax (if available) telephone numbers of the administrative contact for the domain name; and

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(iv) The name, postal address, e-mail address, and voice and fax (if available) telephone numbers of the billing contact for the domain name.

Any other information, which we request from you at registration, is voluntary. Any voluntary information we request is collected such that we can continue to improve the products and services offered to you through your RSP.

19. DISCLOSURE AND USE OF REGISTRATION INFORMATION. You agree and acknowledge that we will make domain name registration information you provide available to ICANN, to the registry administrators, and to other third parties as ICANN and applicable laws may require or permit. You further agree and acknowledge that we may make publicly available, or directly available to third party vendors, some, or all, of the domain name registration information you provide, for purposes of inspection (such as through our WHOIS service) or other purposes as required or permitted by ICANN and the applicable laws. You hereby consent to any and all such disclosures and use of, and guidelines, limits and restrictions on disclosure or use of, information provided by you in connection with the registration of a domain name (including any updates to such information), whether during or after the term of your registration of the domain name. You hereby irrevocably waive any and all claims and causes of action you may have arising from such disclosure or use of your domain name registration information by us. You may access your domain name registration information in our possession to review, modify or update such information, by accessing our domain manager service, or similar service, made available by us through your RSP. We will not process data about any identified or identifiable natural person that we obtain from you in a way incompatible with the purposes and other limitations which we describe in this Agreement. We will take reasonable precautions to protect the information we obtain from you from our loss, misuse, unauthorized accessor disclosure, alteration or destruction of that information.

20. REVOCATION. Your willful provision of inaccurate or unreliable information, your willful failure promptly to update information provided to us, or your failure to respond for over fifteen calendar days to inquiries by us concerning the accuracy of contact details associated with the your registration shall constitute a material breach of this Agreement and be a basis for cancellation of the SLD registration.

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21. RIGHT OF REFUSAL. We, in our sole discretion, reserve the right to refuse to register or reserve your chosen domain name or register you for other Services within thirty (30) calendar days from receipt of your payment for such services. In the event we do not register or reserve your domain name or register you for other Services, or we delete your domain name or other Services within such thirty (30) calendar day period, we agree to refund your applicable fee(s). You agree that we shall not be liable to you for loss or damages that may result from our refusal to register, reserve, or delete your domain name or register you for other Services.

22. SEVERABILITY. You agree that the terms of this Agreement are severable. If any term or provision is declared invalid or unenforceable, that term or provision will be construed consistent with applicable law as nearly as possible to reflect the original intentions of the parties, and the remaining terms and provisions will remain in full force and effect.

23. NON-AGENCY. Nothing contained in this Agreement or the Dispute Policy shall be construed as creating any agency, partnership, or other form of joint enterprise between the parties.

24. NON-WAIVER. Our failure to require performance by you of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by us of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

25. NOTICES. Any notice, direction or other communication given under this Agreement shall be in writing and given by sending it via e-mail or via regular mail. In the case of e-mail, valid notice shall only have been deemed to have been given when an electronic confirmation of delivery has been obtained by the sender. In the case of e-mail notification to us at lhutz@tucows.com or, to the RSP at kyeh@pacbell.net or, in the case of notice to you, at the e-mail address provided by you in your WHOIS record. Any e-mail communication shall be deemed to have been validly and effectively given on the date of such communication, if such date is a business day and such delivery was made prior to 4:00 p.m. EST, otherwise it will be deemed to have been delivered on the next business day. In the case of regular mail notice, valid notice shall be deemed to have been validly and effectively given 5 business days after the date of mailing and, in the case of notification to us or to the RSP shall be sent to:

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TUCOWS Inc.

Registrant Affairs Office

96 Mowat Avenue

Toronto, Ontario

M6K 3M1

- OR -

MEDIA888, INC.

9420 Telstar Avenue, Suite #211

El Monte, California

91731

and in the case of notification to you shall be to the address specified in the "Administrative Contact" in your WHOIS record.

26. ENTIRETY. You agree that this Agreement, the rules and policies published by us and the Dispute Policy are the complete and exclusive agreement between you and us regarding our Services. This Agreement and the Dispute Policy supersede all prior agreements and understandings, whether established by custom, practice, policy or precedent.

27. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN WITHOUT REFERENCE TO RULES GOVERNING CHOICE OF LAWS. ANY ACTION RELATING TO THIS AGREEMENT MUST BE BROUGHT IN ONTARIO AND YOU IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS.

28. INFANCY. You attest that you are of legal age to enter into this Agreement.

29. ACCEPTANCE OF AGREEMENT. YOU ACKNOWLEDGE THAT YOU HAVE READ THIS AGREEMENT AND AGREE TO ALL ITS TERMS AND CONDITIONS. YOU HAVE INDEPENDENTLY EVALUATED THE DESIRABILITY OF THE SERVICE AND ARE NOT RELYING ON ANY REPRESENTATION AGREEMENT, GUARANTEE OR STATEMENT OTHER THAN AS SET FORTH IN THIS AGREEMENT.

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APPENDIX B

GNU GENERAL PUBLIC LICENSE

Version 2, June 1991

Copyright (C) 1989, 1991 Free Software Foundation, Inc.

59 Temple Place - Suite 330, Boston, MA 02111-1307, USA

Everyone is permitted to copy and distribute verbatim copies of this license document, but changing it is not allowed.

Preamble

The licenses for most software are designed to take away your freedom to share and change it. By contrast, the GNU General Public License is intended to guarantee your freedom to share and change free software--to make sure the software is free for all its users. This General Public License applies to most of the Free Software Foundation's software and to any other program whose authors commit to using it. (Some other Free Software Foundation software is covered by the GNU Library General Public License instead.) You can apply it to your programs, too. When we speak of free software, we are referring to freedom, not price. Our General Public Licenses are designed to make sure that you have the freedom to distribute copies of free software (and charge for this service if you wish), that you receive source code or can get it if you want it, that you can change the software or use pieces of it in new free programs; and that you know you can do these things.

To protect your rights, we need to make restrictions that forbid anyone to deny you these rights or to ask you to surrender the rights. These restrictions translate to certain responsibilities for you if you distribute copies of the software, or if you modify it. For example, if you distribute copies of such a program, whether gratis or for a fee, you must give the recipients all the rights that you have. You must make sure that they, too, receive or can get the source code. And you must show them these terms so they know their rights. We protect your rights with two steps: (1) copyright the software, and (2) offer you this license which gives you legal permission to copy, distribute and/or modify the software. Also, for each author's protection and ours, we want to make certain that everyone understands that there is no warranty for this free software. If the software is modified by someone else and passed on, we want its recipients to know that what they have is not the original, so that any problems introduced by others will not reflect on the original authors' reputations.

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Finally, any free program is threatened constantly by software patents. We wish to avoid the danger that redistributors of a free program will individually obtain patent licenses, in effect making the program proprietary. To prevent this, we have made it clear that any patent must be licensed for everyone's free use or not licensed at all.

The precise terms and conditions for copying, distribution and modification follow.

TERMS AND CONDITIONS FOR COPYING DISTRIBUTION AND MODIFICATION

1. This License applies to any program or other work which contains a notice placed by the copyright holder saying it may be distributed under the terms of this General Public License. The "Program", below, refers to any such program or work, and a "work based on the Program" means either the Program or any derivative work under copyright law: that is to say, a work containing the Program or a portion of it, either verbatim or with modifications and/or translated into another language. (Hereinafter, translation is included without limitation in the term "modification".) Each licensee is addressed as "you". Activities other than copying, distribution and modification are not covered by this License; they are outside its scope. The act of running the Program is not restricted, and the output from the Program is covered only if its contents constitute a work based on the Program (independent of having been made by running the Program). Whether that is true depends on what the Program does.

2. You may copy and distribute verbatim copies of the Program's source code as you receive it, in any medium, provided that you conspicuously and appropriately publish on each copy an appropriate copyright notice and disclaimer of warranty; keep intact all the notices that refer to this License and to the absence of any warranty; and give any other recipients of the Program a copy of this License along with the Program. You may charge a fee for the physical act of transferring a copy, and you may at your option offer warranty protection in exchange for a fee.

3. You may modify your copy or copies of the Program or any portion of it, thus forming a work based on the Program, and copy and distribute such modifications or work under the terms of Section 1 above, provided that you also meet all of these conditions:

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(a) You must cause the modified files to carry prominent notices stating that you changed the files and the date of any change.

(b) You must cause any work that you distribute or publish, that in whole or in part contains or is derived from the Program or any part thereof, to be licensed as a whole at no charge to all third parties under the terms of this License.

(c) If the modified program normally reads commands interactively when run, you must cause it, when started running for such interactive use in the most ordinary way, to print or display an announcement including an appropriate copyright notice and a notice that there is no warranty (or else, saying that you provide a warranty) and that users may redistribute the program under these conditions, and telling the user how to view a copy of this License. (Exception: if the Program itself is interactive but does not normally print such an announcement, your work based on the Program is not required to print an announcement.)

These requirements apply to the modified work as a whole. If identifiable sections of that work are not derived from the Program, and can be reasonably considered independent and separate works in themselves, then this License, and its terms, do not apply to those sections when you distribute them as separate works. But when you distribute the same sections as part of a whole which is a work based on the Program, the distribution of the whole must be on the terms of this License, whose permissions for other licensees extend to the entire whole, and thus to each and every part regardless of who wrote it. Thus, it is not the intent of this section to claim rights or contest your rights to work written entirely by you; rather, the intent is to exercise the right to control the distribution of derivative or collective works based on the Program. In addition, mere aggregation of another work not based on the Program with the Program (or with a work based on the Program) on a volume of a storage or distribution medium does not bring the other work under the scope of this License.

4. You may copy and distribute the Program (or a work based on it, under Section 2) in object code or executable form under the terms of Sections 1 and 2 above provided that you also do one of the following:

(a) Accompany it with the complete corresponding machine-readable source code, which must be distributed under the terms of Sections 1 and 2 above on a medium customarily used for software interchange; or,

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(b) Accompany it with a written offer, valid for at least three years, to give any third party, for a charge no more than your cost of physically performing source distribution, a complete machine-readable copy of the corresponding source code, to be distributed under the terms of Sections 1 and 2 above on a medium customarily used for software interchange; or,

(c) Accompany it with the information you received as to the offer to distribute corresponding source code. (This alternative is allowed only for noncommercial distribution and only if you received the program in object code or executable form with such an offer, in accord with Subsection b above.) The source code for a work means the preferred form of the work for making modifications to it. For an executable work, complete source code means all the source code for all modules it contains, plus any associated interface definition files, plus the scripts used to control compilation and installation of the executable. However, as a special exception, the source code distributed need not include anything that is normally distributed (in either source or binary form) with the major components (compiler, kernel, and so on) of the operating system on which the executable runs, unless that component itself accompanies the executable. If distribution of executable or object code is made by offering access to copy from a designated place, then offering equivalent access to copy the source code from the same place counts as distribution of the source code, even though third parties are not compelled to copy the source along with the object code.

5. You may not copy, modify, sublicense, or distribute the Program except as expressly provided under this License. Any attempt otherwise to copy, modify, sublicense or distribute the Program is void, and will automatically terminate your rights under this License. However, parties who have received copies, or rights, from you under this License will not have their licenses terminated so long as such parties remain in full compliance.

6. You are not required to accept this License, since you have not signed it. However, nothing else grants you permission to modify or distribute the Program or its derivative works. These actions are prohibited by law if you do not accept this License. Therefore, by modifying or distributing the Program (or any work based on the Program), you indicate your acceptance of this License to do so, and all its terms and conditions for copying, distributing or modifying the Program or works based on it.

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7. Each time you redistribute the Program (or any work based on the Program), the recipient automatically receives a license from the original licensor to copy, distribute or modify the Program subject to these terms and conditions. You may not impose any further restrictions on the recipients' exercise of the rights granted herein. You are not responsible for enforcing compliance by third parties to this License.

8. If, as a consequence of a court judgment or allegation of patent infringement or for any other reason (not limited to patent issues), conditions are imposed on you (whether by court order, agreement or otherwise) that contradict the conditions of this License, they do not excuse you from the conditions of this License. If you cannot distribute so as to satisfy simultaneously your obligations under this License and any other pertinent obligations, then as a consequence you may not distribute the Program at all. For example, if a patent license would not permit royalty-free redistribution of the Program by all those who receive copies directly or indirectly through you, then the only way you could satisfy both it and this License would be to refrain entirely from distribution of the Program. If any portion of this section is held invalid or unenforceable under any particular circumstance, the balance of the section is intended to apply and the section as a whole is intended to apply in other circumstances. It is not the purpose of this section to induce you to infringe any patents or other property right claims or to contest validity of any such claims; this section has the sole purpose of protecting the integrity of the free software distribution system, which is implemented by public license practices. Many people have made generous contributions to the wide range of software distributed through that system in reliance on consistent application of that system; it is up to the author/donor to decide if he or she is willing to distribute software through any other system and a licensee cannot impose that choice. This section is intended to make thoroughly clear what is believed to be a consequence of the rest of this License.

9. If the distribution and/or use of the Program is restricted in certain countries either by patents or by copyrighted interfaces, the original copyright holder who places the Program under this License may add an explicit geographical distribution limitation excluding those countries, so that distribution is permitted only in or among countries not thus excluded. In such case, this License incorporates the limitation as if written in the body of this License.

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10. The Free Software Foundation may publish revised and/or new versions of the General Public License from time to time. Such new versions will be similar in spirit to the present version, but may differ in detail to address new problems or concerns. Each version is given a distinguishing version number. If the Program specifies a version number of this License which applies to it and "any later version", you have the option of following the terms and conditions either of that version or of any later version published by the Free Software Foundation. If the Program does not specify a version number of this License, you may choose any version ever published by the Free Software Foundation.

11. If you wish to incorporate parts of the Program into other free programs whose distribution conditions are different, write to the author to ask for permission. For software which is copyrighted by the Free Software Foundation, write to the Free Software Foundation; we sometimes make exceptions for this. Our decision will be guided by the two goals of preserving the free status of all derivatives of our free software and of promoting the sharing and reuse of software generally. Because the Program is licensed free of charge, there is no warranty for the Program, to the extent permitted by applicable law. Except when otherwise stated in writing the copyright holders and/or other parties provide the Program "as is" without warranty of any kind, either expressed or implied, including, but not limited to, the implied warranties of merchantability and fitness for a particular purpose. The entire risk as to the quality and performance of the Program is with you. Should the Program prove defective, you assume the cost of all necessary servicing, repair or correction.

12. In no event unless required by applicable law or agreed to in writing will any copyright holder, or any other party who may modify and/or redistribute the Program as permitted above, be liable to you for damages, including any general, special, incidental or consequential damages arising out of the use or inability to use the Program (including but not limited to loss of data or data being rendered inaccurate or losses sustained by you or third parties or a failure of the Program to operate with any other programs), even if such holder or other party has been advised of the possibility of such damages.

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HOW TO APPLY THESE TERMS TO YOUR NEW PROGRAMS

If you develop a new program, and you want it to be of the greatest possible use to the public, the best way to achieve this is to make it free software which everyone can redistribute and change under these terms. To do so, attach the following notices to the program. It is safest to attach them to the start of each source file to most effectively convey the exclusion of warranty; and each file should have at least the "copyright" line and a pointer to where the full notice is found.

One line to give the program's name and an idea of what it does.

Copyright (C) yyyy name of author

This program is free software; you can redistribute it and/or modify it under the terms of the GNU General Public License as published by the Free Software Foundation; either version 2 of the License, or (at your option) any later version. This program is distributed in the hope that it will be useful, but WITHOUT ANY WARRANTY; without even the implied warranty of MERCHANTABILITY or FITNESS FOR A PARTICULAR PURPOSE. See the GNU General Public License for more details. You should have received a copy of the GNU General Public License along with this program; if not, write to the Free Software Foundation, Inc., 59 Temple Place - Suite 330, Boston, MA 02111-1307, USA. Also add information on how to contact you by electronic and paper mail. If the program is interactive, make it output a short notice like this when it starts in an interactive mode:

Gnomovision version 69, Copyright (C) yyyy name of author

Gnomovision comes with ABSOLUTELY NO WARRANTY; for details type _how w'. This is free software, and you are welcome to redistribute it under certain conditions; type _how c' for details.

The hypothetical commands _how w' and _how c' should show the appropriate parts of the General Public License. Of course, the commands you use may be called something other than _how w' and _how c'; they could even be mouse-clicks or menu items--whatever suits your program.

You should also get your employer (if you work as a programmer) or your school, if any, to sign a "copyright disclaimer" for the program, if necessary. Here is a sample; alter the names:

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gTLD Contract Page 32

Last Revised on 09/02/01 11:58 AM

Rev. 3.0.0

Yoyodyne, Inc., hereby disclaims all copyright interest in the program _nomovision' (which makes passes at compilers) written by James Hacker.

Signature of Ty Coon, 1 April 1989

Ty Coon, President of Vice

This General Public License does not permit incorporating your program into proprietary programs. If your program is a subroutine library, you may consider it more useful to permit linking proprietary applications with the library. If this is what you want to do, use the GNU Library General Public License instead of this License.

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gTLD Contract Page 33

Last Revised on 09/02/01 11:58 AM

Rev. 3.0.0

APPENDIX C

Registration Fee Schedule

Each one year registration or portion or combination thereof - $10 USD per year.

Each one year renewal or portion or combination thereof - $10 USD per year.

Each one year transfer or portion or combination thereof - $10 USD per year.

Applicable taxes and handling fees are extra.